Statement of Condition- Popular, Inc. (Parenthetical) (Detail) (Popular, Inc. Holding Co., USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Popular, Inc. Holding Co.
Assets [Abstract]
Held To Maturity Securities Intercompany	$ 0	$ 0
Cash Due From Bank Subsidiary	20,269	10,411
Other Investment Securities From Affiliates	8,725	9,725
Other assets due from subsidiaries and affiliate	867	1,085
Other liabilities due to subsidiaries and affiliate	$ 4,583	$ 929